EXHIBIT 99.1

Letter of Transmittal

To Exchange Shares of Unregistered Common Stock

of

DIANA CONTAINERSHIPS INC.

for

Shares of Registered Common Stock

of

DIANA CONTAINERSHIPS INC.

Pursuant to the Prospectus dated                     , 2010

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME, ON                     , 2010 (the “EXPIRATION DATE”), UNLESS THE EXCHANGE OFFER IS EXTENDED.

The Exchange Agent for the Exchange Offer is:

BNY Mellon Shareowner Services

By Facsimile Transmission (for Eligible Institutions only): 201-680-4626

Confirm by Telephone: 201-680-4860

By Mail:	By Hand or Overnight Courier:

BNY Mellon Shareowner Services Corporate Action Department PO Box 3301 South Hackensack, NJ 07606	BNY Mellon Shareowner Services Corporate Action Department 480 Washington Blvd., 27th Fl Jersey City, NJ 07310

For Information, call:

1-800-777-3674 for calls within the U.S., Canada and Puerto Rico or

201-680-6579 for call outside of the U.S., Canada and Puerto Rico

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach additional list, if necessary) If your shares are held in book entry form on the books of the Transfer Agent, please note “book entry” below.
	Share Certificate Number(s)*	Total Number of Shares Evidenced By Share Certificate(s)*	Number of Shares Tendered**

Total Shares

*Need not be completed by stockholders delivering Shares by book-entry transfer.

**Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Exchange Agent are being tendered hereby. See Instruction 4.

This Letter of Transmittal is to be used for the exchange of unregistered common shares, par value $0.01 per share (the “Original Shares”), of Diana Containerships Inc. (the “Company”), a Marshall Islands corporation, for registered shares of common stock, par value $0.01 per share, of Diana Containerships Inc. (“Exchange Shares”).

Tendering Company shareholders may use this form if certificates evidencing the Original Shares are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of the Exchange Shares is to be made by book-entry transfer to the account of BNY Mellon Shareowner Services (the “Exchange Agent”) at the book-entry transfer facility pursuant to the procedures set forth in the section of the prospectus dated , 2010 (the “Prospectus”) entitled “The Exchange Offer—Procedures for Tendering.”

Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

Stockholders whose Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Exchange Agent prior to the Expiration Date (as defined in the section of the Prospectus entitled “Summary of the Exchange Offer”) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Original Shares must do so pursuant to the guaranteed delivery procedure described in set forth in the section of the Prospectus entitled “Summary of the Exchange Offer – Guaranteed Delivery Procedures.” See Instruction 2 below.

LOST CERTIFICATES

☐	CHECK HERE IF CERTIFICATES(S) HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 9 BELOW.

☐	CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name	of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket No. (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If delivery is by book-entry transfer, give the following information:

Account Number:

Transaction Code Number:

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE,

WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Diana Containerships Inc. (the “Company”), a Marshall Islands corporation, each of the above described unregistered common shares, par value $0.01 per share (the “Shares”), of the Company, in exchange for registered common shares, par value $0.01 per share, of the Company, upon the terms and subject to the conditions set forth in the Prospectus dated , 2010, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as amended, supplemented or modified from time to time, constitute the “Exchange Offer”). The Exchange Offer expires at 5:00 p.m., New York City time (6:00 P.M. Atlantic time), on , 2010, unless extended as described in the Prospectus (as extended, the “expiration time of the Exchange Offer”). The undersigned understands that the Company reserves the right to transfer or assign, in whole at any time or in part from time to time, to one or more of its affiliates the right to exchange all or any portion of the Original Shares tendered pursuant to the Exchange Offer, but any such transfer or assignment will not relieve the Company of its obligations under the Exchange Offer or prejudice the undersigned’s rights to exchange the Original Shares validly tendered and accepted for exchange pursuant to the Exchange Offer.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), effective upon acceptance for the Original Shares tendered herewith, the undersigned (i) will have irrevocably sold, assigned and transferred to the Company all right, title and interest in, to and under all of the Original Shares tendered for exchange hereby; and (ii) appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent for the Company) of such holder of Original Shares with respect to such Original Shares, with full power of substitution, to (x) transfer ownership of such Original Shares on the account books maintained by the Depositary Trust Company (the “Book-Entry Transfer Facility”) (together with all accompanying evidences of transfer and authenticity), (y) take any action necessary to transfer such Original Shares to the Company; and (z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Original Shares, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Shares and to acquire Exchange Shares issuable upon the exchange of such tendered Original Shares, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Original Shares, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Original Shares or transfer ownership of such Original Shares on the account books maintained by the book-entry transfer facility. The undersigned has read and agrees to all terms of the Exchange Offer.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions of the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Original Shares tendered hereby and, in such event, the Original Shares not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under “The Exchange Offer—Conditions of the Exchange Offer” occur. In the event of any material change in the Exchange Offer, including the waiver of a material condition of the Exchange Offer, the offer period will be extended for at least five business days following notice of the material change.

The undersigned understands that tenders of Original Shares pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered Original Shares, constitute a binding agreement between the undersigned and the

Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Shares.

By tendering Original Shares and executing this Letter of Transmittal, the undersigned represents that (1) the Exchange Shares acquired pursuant to the Exchange Offer will be, and the Original Shares being tendered were, acquired in the ordinary course of business of the undersigned, (2) the undersigned is not engaging in and does not intend to engage in a distribution of the Exchange Shares, (3) the undersigned does not have an arrangement or understanding with any person to participate in the distribution of such Exchange Shares, (4) the undersigned is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended, and (5) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations. If the undersigned is a broker-dealer that will receive Exchange Shares for its own account in exchange for Original Shares that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus meeting the requirements of the Securities Act of 1933, as amended, in connection with any resale of such Exchange Shares to the extent required by applicable law or regulation or SEC pronouncement. By acknowledging that it will deliver and by delivering a Prospectus meeting the requirements of the Securities Act of 1933, as amended, in connection with any resale of such Exchange Shares, the undersigned is not deemed to admit that it is an “underwriter” within the meaning of the Securities Act of 1933, as amended.

Any holder of Original Shares using the Exchange Offer to participate in a distribution of the Exchange Shares (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1988) or similar interpretive letters and (ii) must comply with the registration and Prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with a secondary resale transaction.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Original Shares may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

Certificates for all Exchange Shares delivered in exchange for tendered Original Shares and any Outstanding Shares delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

The undersigned, by completing the box entitled “Description of Shares Tendered” above and signing this letter, will be deemed to have tendered the Original Shares as set forth in such box.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 5, 6 and 7) To be completed ONLY if the Shares are to be issued in the name of someone other than the undersigned. Issue Shares to:
Name:
(Please Print)

Address:

(Zip Code)

(Taxpayer Identification or Social Security Number) (See Form W-9)

Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Shares are to be mailed to someone other than the undersigned, or the undersigned at an address other than that shown under “Description of Shares Tendered”.

Mail Shares to:

Name:
(Please Print)

Address:

(Zip Code)

(Taxpayer Identification or Social Security Number) (See Form W-9)

IMPORTANT

STOCKHOLDERS: SIGN HERE

(Please Complete Form W-9 Below)

Signature(s) of Holder(s)

Dated:                     , 2010.

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

Please Print

Capacity (full title):

Address:

Include Zip Code

Daytime Area Code and Telephone No:

Taxpayer Identification or

Social Security No.:

(See Form W-9)

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.

FINANCIAL INSTITUTIONS: PLACE MEDALLION

GUARANTEE IN SPACE BELOW

####

Broker-Dealer Status

[    ] Check here if you are a broker-dealer that acquired your tendered shares for your own account as a result of market-making or other trading activities and wish to receive 10 additional copies of the Prospectus and any amendments or supplements thereto.

Name:

Address:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Guarantee of Signatures.    All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Security Transfer Agent Medallion Signature Program, or by any other “eligible guarantor institution”, as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered holder(s) of Original Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Original Shares) tendered hereby and such holder(s) has (have) not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on the reverse hereof or (ii) such Original Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.    Requirements of Tender.    This Letter of Transmittal is to be completed by the Company shareholders either if certificates evidencing the Original Shares are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the Original Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Prospectus. For a shareholder to validly tender shares pursuant to the Exchange Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent’s Message (in connection with book-entry transfer of the shares) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date of the Exchange Offer and either (i) certificates evidencing the Original Shares must be received by the Exchange Agent at one of such addresses prior to the Expiration Date of the Exchange Offer or (ii) all shares delivered electronically must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Prospectus, and a book-entry confirmation must be received by the Exchange Agent prior to the Expiration Date of the Exchange Offer or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus.

Shareholders whose certificates evidencing the Original Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date of the Exchange Offer or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Original Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Prospectus.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent prior to the Expiration Date of the Exchange Offer and (iii) certificates evidencing the Original Shares, in proper form for transfer (or a book-entry confirmation with respect to all tendered Original Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message and other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the New York Stock Exchange is open for business.

The term “Agent’s Message” means a message, transmitted by the book-entry transfer facility to, and received by, the Exchange Agent and forming a part of the book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgement from the participant in the book-entry transfer facility tendering the Original Shares that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF THE ORIGINAL SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK- ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Original Shares will be exchanged. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Original Shares for exchange.

3.    Inadequate Space.    If the space provided on the reverse hereof under “Description of Shares Tendered” is inadequate, the Share Certificate numbers, the number of Original Shares evidenced by such Share Certificates and the number of Original Shares tendered should be listed on a separate signed schedule and attached hereto.

4.    Partial Tenders (not applicable to stockholders who tender by book-entry transfer).    If fewer than all Original Shares evidenced by any Share Certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Original Shares that are to be tendered in the box entitled “Number of Shares Tendered”. In such cases, new Share Certificate(s) evidencing the remainder of Original Shares that were evidenced by the Share Certificates delivered to the Exchange Agent herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” on the reverse hereof, as soon as practicable after the Expiration Date or the termination of the Offer. All Original Shares evidenced by Share Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of Original Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Original Shares without alteration, enlargement or any other change whatsoever.

If any Original Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Original Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Original Shares.

If this Letter of Transmittal is signed by the registered holder(s) of Original Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless Share Certificates evidencing Original Shares not tendered are to be issued in the name of, a person other than the registered holder(s).

If this Letter of Transmittal is signed by a person other than the registered holder(s) of Original Shares tendered hereby, the Share Certificate(s) evidencing Original Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority so to act must be submitted.

6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, the Company will pay all stock transfer taxes with respect to the sale and transfer of any Original Shares to it or its order pursuant to the Exchange Offer. If, however, Share Certificate(s) evidencing Original Shares not tendered are to be issued in the name of any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) shall be payable by such tendering holder. If satisfactory evidence of the transfer taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing Shares tendered hereby.

7.    Special Delivery Instructions.    If Share Certificate(s) evidencing Original Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered” on the reverse hereof, the appropriate boxes herein must be completed.

8.    Requests for Assistance or Additional Copies.    Requests for assistance in tendering Original Shares, as well as additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

9.    Withdrawal of Tenders.    Except as otherwise provided in the Prospectus, tenders of Original Shares may be withdrawn at any time on or prior to the Expiration Date. For a withdrawal of tendered shares to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent on or prior to the Expiration Date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must (1) specify the name of the person who tendered the Original Shares to be withdrawn, (2) identify the Original Shares to be withdrawn, including the certificate number or numbers shown on the particular certificates evidencing such shares (unless such shares were tendered by book-entry transfer), and (3) be signed by the holder of such Original Shares in the same manner as the original signature on the Letter of Transmittal by which such Original Shares were tendered (including any required signature guarantees), or be accompanied by (i) documents of transfer sufficient to have the transfer agent of the Company register the transfer of the Original Shares into the name of the person withdrawing such Original Shares, and (ii) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder. If the Original Shares to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

Any permitted withdrawal of Original Shares may not be rescinded. Any Original Shares properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Original Shares may be re-tendered by following one of the procedures described in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering” at any time prior to the Expiration Date.

10.    Irregularities.    All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of Original Shares pursuant to the procedures described in the Prospectus and the form and validity of all documents will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole discretion, to reject any or all tenders of any Original Shares determined by it not to be in proper form or the acceptance of which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive or amend any of the conditions of the Exchange Offer or to waive any defect or irregularity in the tender of any particular Original Shares, whether or not similar defects or irregularities are waived in the case of other tenders. The Company’s interpretations of the terms and conditions of the Exchange Offer (including, without limitation, the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification. Tenders of such Original Shares shall not be deemed to have been made until such irregularities have been cured or waived. Any Original Shares received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the Expiration Date.

11.    Form W-9.    Each tendering stockholder that is a “U.S. person” is required to provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”) on Form W-9, which is provided under “Important Tax Information” below. For this purpose, a stockholder is a U.S. person if he, she or it is (i) an individual who is a U.S. citizen or U.S. resident alien, (ii) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, (iii) an estate (other than a foreign estate), or (iv) a domestic trust. A stockholder that is not a U.S. person should not complete Form W-9 and should consult the instructions under “Important Tax Information” below.

To prevent backup withholding each stockholder tendering Original Shares must certify, under penalty of perjury, that (i) the TIN provided on Form W-9 is correct (or the stockholder is awaiting a TIN), (ii) the stockholder is not subject to backup withholding because (a) it is exempt from backup withholding, (b)it has not been notified by the Internal Revenue Service (the “IRS”) that it is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified it that it is no longer subject to backup withholding, and (iii) such stockholder is a U.S. citizen or other U.S. person. If a tendering stockholder has been notified by the IRS that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification section of Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part I of Form W-9, and sign and date the Form W-9.

Important: This Letter of Transmittal (or manually signed facsimile hereof), properly completed and duly executed (together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and Share Certificates or confirmation of book-entry transfer and all other required documents) or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Exchange Agent prior to the Expiration Date (as defined in the Prospectus) or the expiration of a subsequent offering period, if applicable.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a stockholder who is a U.S. person and whose tendered Shares are accepted is generally required to provide the Exchange Agent (as payer) with such stockholder’s correct TIN on Form W-9 provided herewith. The stockholder is required to give the Exchange Agent the TIN of the record holder of Shares tendered hereby. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed instructions to Form W-9 for guidance on which number to report. If such stockholder is an individual, the TIN generally is such stockholder’s social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the IRS.

Certain stockholders (including, among others, corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. In order for a foreign individual or entity to qualify as an exempt recipient, such individual or entity generally must submit a statement on the appropriate

IRS Form W-8, signed under penalties of perjury, attesting to such individual’s or entity’s exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed instructions to Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS in a timely manner.

[IRS Form W-9, including instructions to be inserted (4 pages in total).]

Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and Share Certificates and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses or to the facsimile number set forth below.

The Exchange Agent for the Offer is:

BNY Mellon Shareowner Services

By Facsimile Transmission (for Eligible Institutions only): 201-680-4626

Confirm by Telephone: 201-680-4860

By Mail:	By Hand or Overnight Courier:

BNY Mellon Shareowner Services Corporate Action Department PO Box 3301 South Hackensack, NJ 07606	BNY Mellon Shareowner Services Corporate Action Department 480 Washington Blvd., 27th Fl Jersey City, NJ 07310

For Information, call:

1-800-777-3674 for calls within the U.S., Canada and Puerto Rico or

201-680-6579 for call outside of the U.S., Canada and Puerto Rico